Investor Presentation 2009 Exhibit 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results. Generally, the words "will," "may," "should," "continue,"
"believes," "expects," "anticipates" or similar expressions identify forward looking statements.
Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.
The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.
These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,”
“opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in Valley’s Annual Report on Form 10-K for the year ended December
31, 2008.
NOTE: Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Investor Presentation
History of Valley National Bank
Organic Growth and Acquisitions
Valley National Bank Today
About Us
Executive Management
Footprint and Demographics
Balance Sheet Composition
Loans
Securities
Shareholder Returns
Recent Highlights
Credit Culture
Non-Performing Assets
Net Charge-Offs
Delinquencies
Additional Information

$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Organic Assets Assets Acquired
History of Valley National Bank
Founded in 1927
Over the past 82 years, Valley has grown organically and through the acquisition of 28 financial institutions
CAGR = Compounded annual growth rate
Organic CAGR = 9.03%
Total CAGR = 12.08%

Valley National Bank Today
Regional Bank Holding Company
Over $14.4 Billion in Assets
Headquartered in Wayne, New Jersey
44   Largest United States Chartered Commercial Bank
Largest Commercial Bank Headquartered in New Jersey
Operates 194 Branches in 132 Communities Serving 14
counties throughout Northern and Central New Jersey,
Manhattan, Brooklyn and Queens
Big Bank – Act Like Small Privately Owned Company
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns
Currently Traded on the NYSE (VLY)
th

Executive Management
Office of the Chairman
Seven senior executives offering strong senior
management succession
Tenured at Valley for a combined 169 years
24 years on average
Backgrounds include:
Regulatory experience
CEO’s of acquired financial institutions
Senior executives with national exposure working for local
NJ/NY companies
Mortgage banking & thrift experience

Footprint & Demographics
New Jersey’s Marketplace
$224,096,843 $72,646 8,890,186 NJ Total
$68,108,730 $67,085 2,962,682
Balance of NJ
Marketplace
$155,988,113 $77,942 5,927,504
Valley’s NJ
Marketplace
Total Market
Deposits
(thousands)
Median
Household
Income
Population
Region
Valley’s NJ Marketplace
*Source: SNL Financial Inc.

Valley’s Emerging NJ Market Valley’s Core NJ Market Place
Branches Under Construction Current Branches
Footprint & Demographics
Valley’s Core New Jersey Market
Total Market Deposits - $98,096,065
Market Average Deposits per Branch
$68,264
Valley Branches – 139
Valley Branches with Deposits Greater than
Market Average – 28
Valley’s Market Share - 7.01%
Valley’s Emerging New Jersey Market
Total Market Deposits - $56,182,451
Market Average Deposits per Branch
$60,557
Existing Valley Branches – 36
Branches Under Construction – 4
Valley’s Market Share – 1.66%
*Source: SNL Financial Inc.

Footprint & Demographics
Valley’s Emerging Manhattan Market
Total Market Deposits - $384,229,192
Market Average Deposits per Branch
$561,460
Existing Valley Branches – 14
Valley’s Market Share – 0.30%
Valley’s Emerging Queens Market
Total Market Deposits - $32,311,175
Market Average Deposits per Branch $94,299
Existing Valley Branches – 3
Branches Under Construction - 3
Valley’s Market Share – 0.18%
Valley’s Emerging Brooklyn/Kings Market
Total Market Deposits - $29,787,925
Market Average Deposits per Branch $95,524
Existing Valley Branches – 5
Branches Under Construction - 4
Valley’s Market Share – 0.35%
Valley’s Emerging NYC Markets
Branches Under Construction Current Branches
*Source: SNL Financial Inc.

Asset and Loan Composition
Loans
68%
Cash &
Securities
23%
Other Assets
7%*
Intangible Assets
2%
Total Assets = $14.4 Billion
*Other Assets includes bank owned branch locations carried
at a cost estimated to be $200 million under market value
As of 03/31/09
Commercial
Loans
19%
Construction
Loans 5%
Residential
Mortgages
22%
Commercial
Mortgages
34%
Consumer
Loans
20%
Total Loans = $9.8 Billion

Total Commercial Real Estate - $3,666MM
* Total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.
As of 12/31/08
23%
19%
12%
12%
9%
6%
5%
3%
1%
1%
3%
5%
6%
9%
10%
11%
12%
20%
23%
% of
Total
52%
59%
48%
58%
53%
43%
55%
48%
52%
52%
LTV
354 Apartments
423 Office
424 Mixed Use
725 Industrial
839 Retail
50 Other
114 Land Loans
188 Specialty
211 Healthcare
338 Residential
$ Amount
(Millions) Primary Property Type
Commercial Real Estate Composition

CRE Property Valuation Stress Test
20% Decrease in Valuation
Less than
50%
80% and
Greater
50% - 79%
5% 80% and Greater
56% 50% to 79%
40% Less than 50%
% of Total Loans with
Current LTV
LTV Categories
32% 80% and Greater
40% 50% to 79%
28% Less than 50%
% of Total Loans with
20% Decrease in Property Valuation
LTV Categories
As of 12/31/08
Current LTV
Less than
50%
80% and
Greater
50% - 79%

25%
23%
20%
12%
6%
5%
5%
4%
Total Retail Property Types - $839MM
12% Auto Dealership
20% Multi-Tenanted Retail – No Anchor
23% Single Tenant Retail
25% Multi-Tenanted Retail – Anchor
% of Retail
Property
Type
Retail Property Type
Private Education Facilities
Private & Public Clubs
Other
Food Establishments
4%
5%
5%
6%
As of 12/31/08
Commercial Real Composition

Investment Portfolio
GSE MBS
(FNMA/FHLMC)
41%
GSE MBS
(GNMA)
21%
Single Issuer Trust Preferred
12%
Other 11% (Fed Reserve & Federal
Home Loan Bank, FDIC Guaranteed
Corp Bonds)
State, County, Municipals 8%
Private Label MBS 5%
Corporate Bonds 2%
Investment Portfolio = $2.6 Billion
As of 03/31/09
State, County,
Municipals
Corporate Bonds
Other
Single Issuer
Trust Preferred
Private
Label MBS
GSE MBS
(GNMA)
GSE MBS
(FNMA/FHLMC)

AAA Rated
Not Rated
AA Rated
A Rated
Non-Investment
Grade
BBB Rated
Securities by Investment Grade
As of 12/31/08
AAA Rated 76%
AA Rated 7%
A Rated 8%
BBB Rated 2%
Non-Investment Grade <1%
Not Rated 6%

Deposits and Borrowings Composition
Total Deposits
72%
Short-term
borrowings
2%
Long-term
borrowings
23%
Other Liabilities
3%
Total Liabilities = $13.0 Billion
As of 03/31/09
Non-Interest
Bearing
23%
Interest
Bearing
38%
Time
Deposits
39%
Total Deposits = $9.4 Billion

*  Per share data reflects the 5% common stock dividend declared on April 14, 2009.
**1Q 2009, 2008 and 2007 include $1.4 million, $49.9 million and $10.4 million, respectively, in after tax other than temporary impairment charges on investment securities.
Historical Financial Data (1989-3/2009)* (Dollars in millions, except for share data)
1Q 2009 14,430 $    37.4 $            0.23 $             1.03% 10.83% 0.19 $                  5/09 - 5% Stock Dividend
2008 14,718       93.6                0.67                 0.69 8.74 0.76                     5/08 - 5% Stock Dividend
2007 12,749       153.2             1.15                 1.25 16.43 0.76                     5/07 - 5% Stock Dividend
2006 12,395       163.7             1.21                 1.33 17.24 0.74                     5/06 - 5% Stock Dividend
2005 12,436       163.4             1.23                 1.39 19.17 0.72                     5/05 - 5% Stock Dividend
2004 10,763       154.4             1.22                 1.51 22.77 0.70                     5/04 - 5% Stock Dividend
2003 9,873         153.4             1.21                 1.63 24.21 0.66                     5/03 - 5% Stock Dividend
2002 9,148         154.6             1.17                 1.78 23.59 0.63                     5/02 - 5:4 Stock Split
2001 8,590         135.2             0.99                 1.68 19.70 0.59                     5/01 - 5% Stock Dividend
2000 6,426         106.8             0.95                 1.72 20.28 0.56                     5/00 - 5% Stock Dividend
1999 6,360         106.3             0.89                 1.75 18.35 0.53                     5/99 - 5% Stock Dividend
1998 5,541         97.3                0.86                 1.82 18.47 0.48                     5/98 - 5:4 Stock Split
1997 5,091         85.0                0.78                 1.67 18.88 0.41                     5/97 - 5% Stock Dividend
1996 4,687         67.5                0.69                 1.47 17.23 0.37                     5/96 - 5% Stock Dividend
1995 4,586         62.6                0.63                 1.40 16.60 0.35                     5/95 - 5% Stock Dividend
1994 3,744         59.0                0.70                 1.60 20.03 0.34                     5/94 - 10% Stock Dividend
1993 3,605         56.4                0.68                 1.62 21.42 0.27                     4/93 - 5:4 Stock Split
1992 3,357         43.4                0.53                 1.36 19.17 0.24                     4/92 - 3:2 Stock Split
1991 3,055         31.7                0.39                 1.29 15.40 0.23
1990 2,149         28.6                0.35                 1.44 14.54 0.23
1989 1,975         36.0                0.44                 1.92 19.93 0.22
Year End
Total
Assets Net Income
Common Stock Splits and
Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
Shareholder Returns

Shareholder Returns
100%
-13%
-25%
6%
-10%
-45%
-17%
-35%
-56%
-80%
-60%
-40%
-20%
0%
20%
40%
60%
80%
100%
10 Year Total Return 5 Year Total Return 1 Year Total Return
VLY S&P 500 KBW Bank Index
Source: Bloomberg
*10 yr and 5 yr total returns through 12/31/08
**1 yr total return through 4/9/09

Valley’s 1Q 2009 Highlights
Credit Quality
Total 30+ day delinquencies: 1.34%
Out of approximately 24,000 residential mortgages and home
equity loans, only 0.91% were past due 30 days or more
Net charge-offs were only $7.2 million or 0.29% of average total loans
Total non-performing loans were only 0.48% of total loans
Other Events
1Q Net Income was $37.4 million or $0.23 per diluted EPS*
Analysts’ Mean Estimates: $0.20 per diluted EPS**
Continued strong capital ratios
OTTI credit impairment charge (after tax) of $1.4 million or less than $0.01 per diluted EPS*
*Earnings per Common Share
** Not adjusted for recently declared 5% stock dividend

20 Loan Quality 2003 - 2008

Net Charge-offs to Average Loans*
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
Valley Total Loans FDIC Insured Commercial Banks Total Loans
Valley Residential Mortgages FDIC Insured Commercial Banks Residential Mortgages
Valley Home Equity FDIC Insured Commercial Banks Home Equity
*Source – FDIC
Recession

Valley’s Long-Term Objectives
Maintain a quality balance sheet
Manage balance sheet, not be managed by balance
sheet growth
Continue to produce strong operating results
Minimize earnings volatility
Maintain strong capital position
Consistently generate solid shareholder returns

23 Valley National Bank Additional Information

History
of Valley
National Bank
Founded in 1927 as The Passaic Park Trust Co.
1956 Purchased The Bank of Allwood - Clifton
1976 The Name Valley National Bank Chosen
1976 Acquired The Bank of Wayne
1977 Acquired Bankers National Bank - Elmwood Park
1981 Acquired Liberty National Bank - Hillsdale
1982 Acquired Fair Lawn State Bank
1983 Formed Valley National Bancorp
1984 Purchased First National Bank & Trust Co. of Kearny
1990 Purchased Mayflower Savings Bank - Livingston
1991 Acquired the Deposits from RTC for
North Jersey Savings - Clifton
First Jersey Savings - Wyckoff
Nutley Savings
Yorkwood Savings (Warren)
1992 Acquired Powder Mill Bank - Morris Plains
1993 Acquired People's Bank - Fairfield
1994 Acquired Rock Bank - N. Plainfield
1995 Acquired American Union Bank – Union
1995 Acquired Lakeland Savings Bank – Succasunna
1997 Acquired Midland Bancorp – Paramus
1998 Acquired Wayne Bancorp
1999 Acquired Commonwealth All Service Title Agency
1999 Acquired Ramapo Financial Corporation – Wayne
1999 Acquired New Century Asset Management Co.
2000 Acquired Hallmark Capital Management, Inc.
2001 Acquired Merchants Bank of New York
2001 Formed Valley Commercial Capital, LLC
2002 Acquired Masters Coverage Corp.
2002 Acquired NIA/Lawyers Title Agency, LLC
2005 Acquired Shrewsbury State Bank
2005 Acquired NorCrown Bank – Livingston
2008 Acquired Greater Community Bank - Totowa
Valley’s 28 acquisitions have included commercial banks,
savings and loans banks, title agencies, asset
management companies and an insurance company
among others

Valley
National Bank Today
Subsidiaries include:
Mortgage servicing company
$3.2 billion in serviced mortgages
Title insurance agency
Asset management advisors (SEC registered) and Trust
services
$786 million in assets under management
All-line insurance agency
Offers property, casualty, life and health insurance
Commercial equipment leasing & financing for general
aviation aircrafts
Healthcare equipment leasing

26 Footprint & Demographics $54,749 United States $58,692 New York $72,646 New Jersey Median Household Income* Least Income Most Income *Source: SNL Financial Inc.

(Most Densely Populated State)
Footprint & Demographics
Least Densely Populated Most Densely Populated
Per km   Per square mile Country/State
New York
New Jersey
United States 33.28 86.2
157.81 408.7
452.16 1,171.1
Population Density*
*Source: SNL Financial Inc.
2

Executive Management
Gerald Lipkin
Chairman of the Board, President &
Chief Executive Officer
Tenured with Valley since 1975
Chairman and Chief Executive Officer since 1989
President since 1996
As chairman, has been instrumental the acquisition of 22 financial institutions
Vice Chairman and Member of the Executive Committee of the New
Jersey Bankers Association
Career in banking since 1963
Former Deputy Regional Administrator, New York Region, U.S.
Comptroller of the Currency

Executive Management
Tenured with Valley since 1990
Senior Vice President and Controller in 1998
Executive Vice President since 2000
Oversees Finance, Accounting, Treasury, Wealth Management & Shareholder
Relations
Career in banking since 1976
Residential Financial Corporation – Commercial Mortgage Broker
Suburban Savings and Loan – Executive Vice President
Employed at both local and national CPA Firms
Member American Institute of CPA’s and New Jersey State Society of
CPA’s
Alan Eskow
Executive Vice President
Chief Financial Officer

Executive Management
Tenured with Valley since 1977
Executive Officer since 1990
Oversees Retail Banking Network of 194 Branches, Bank Operations,
Information Technology and Administration
Provided oversight for the 3 most recent acquisitions of Greater
Community Bank, Shrewsbury State Bank and NorCrown Bank
Career in banking since 1977
Held a variety of positions with the bank, including Branch Banking,
Lending and Operations
Peter Crocitto
Executive Vice President
Chief Operating Officer

Executive Management
Tenured with Valley since 1997
Executive Officer in since 1997
Oversees Commercial Lending, Commercial Real Estate Lending, SBA,
Community Lending, Aircraft Finance, Leasing, Cash Management,
Government Banking, Legal and Special Assets
Career in banking since 1969
Former President and CEO of Midland Bancorporation and Midland Bank
and Trust for 6 years
Former President and CEO of First Jersey National Bank/Central
(subsidiary of First Jersey National Corp ) for 5 years
Robert Meyer
Executive Vice President
Chief Commercial Lending Officer

Executive Management
Tenured with Valley since 1996
Executive Officer since 1998
Oversees Residential 1
st
& 2
nd
Mortgage, Auto, Floor Plan, Credit/Debit Cards,
Personal Loans and Auto Loan Servicing
Oversees mortgage loan servicing subsidiary servicing $3.2 billion in mortgage loans (purchased and originated)
Career in banking since 1970
Executive VP of America’s largest, privately held Realtor’s mortgage affiliate
Over 37 years of mortgage lending / banking experience
Al Engel
Executive Vice President
Chief Retail Lending Officer

Executive Management
Tenured with Valley since 1991
Executive since 1991
Oversees Information Technology, Bank Operations, Facilities and Security
Former President of Wealth Management and head of Retail Banking
Career in banking since 1969
Former President & CEO of Pilgrim State Bank for 3 years
Former President & COO of 1   National Bank & Trust Co. of Kearny for 18
years
Robert Mulligan
First Senior Vice President
Chief Administrative Officer
st

Executive Management
Tenured with Valley since 1990
Executive Officer since 1992
Oversees all credit risk exposure within the Bank
Former Head of New Jersey Commercial Lending Division and Former
Chief Credit Policy and Administration Officer
Career in banking since 1968
National Bank Examiner, U.S. Comptroller of the Currency for over 10 years
Director, EVP and Chief Credit Officer Peoples National Bank of North
Jersey
President and CEO of two de novo Banks
Robert Farrell
First Senior Vice President
Chief Credit Officer

35 Asset & Income Growth $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Net Income Total Assets *Annualized Net Income for 1Q 2009

36 Shareholder Returns $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Dividend Per Common Share

Net Charge-offs to Average Loans*
*Source - SNL Financial As of 12/31/08
Peer group consists of banks with total assets between $3 billion and $50 billion
2003 - 2008 1Q 2009
0.12%
0.34%
0.40%
1.01%
0.00%
0.21%
0.00%
0.55%
0.24%
0.49%
0.02%
0.11%
0.01%
0.17%
0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real Estate
1-4 Family
Peer Group
0.29%
0.49%
0.00%
0.00%
0.18%
0.00%
0.00%
0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real Estate
1-4 Family
Valley

38 Net Charge-offs to Average Loans* 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Valley FDIC Insured Commercial Banks Total Loan Portfolio *Source – FDIC Recession

Net Charge-offs to Average Loans
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
Valley FDIC Insured Commercial Banks
Residential Mortgages
*Valley’s increase between 1993 – 1997 is mainly attributable to acquisitions
Source – FDIC
Recession

Net Charge-offs to Average Loans
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
Valley FDIC Insured Commercial Banks
Home Equity
Recession
*Valley’s increase between 1993 – 1997 is mainly attributable to acquisitions
Source – FDIC

41 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Residential Mortgages Home Equity Commercial Mortgages Commercial Loans* 30 Day + Delinquency Trend * Excludes SBA Loans

1
2
3
Residential Mtg. Customer Profile
746 Current FICO Score
44% Current Mark to Market Loan to Value
59% Original Loan to Value
Residential
Customer
1
Valley customer profile reflects a portfolio review conducted by an independent 3 party in September 2008 of Valley’s
Fannie Mae eligible conforming loans.
2
Reflects December 31, 2008 MBA data
3
Reflects December 31, 2008 delinquency rates
4
Reflects December 31, 2008 ABA Home Equity Loan data
30 day + Delinquency Rate
Valley Customer Profile
0.21% 3.14%
4
Home Equity Loans
23.89%
7.88%
Industry
N/A Sub-prime Loans
0.94% Residential Mortgage
Valley
rd

For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC